Subsequent Events	12 Months Ended
Jul. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

The Company entered into two loan agreements with an aggregate amount of JPY170.0 million with three lenders subsequently. All of these borrowings were guaranteed by the individual significant shareholder of the Group, Narumi Okazaki.

On August 24, 2026, the maturity of all the loans from shareholder Narumi Okazaki was formally amended from July 31, 2028 to be confirmed on a consolidated basis in a single amendment agreement, as previously disclosed in Note 9.

The Group has evaluated the impact of events that have occurred subsequent to July 31, 2026, through the issuance date of the consolidated financial statements, and concluded that no other subsequent events have occurred that would require recognition in the consolidated financial statements or disclosure in the notes to the consolidated financial statements.